EXHIBIT 10.2


                  REORGANIZATION AMENDMENT
                           TO THE
  MANAGEMENT INCENTIVE UNIT PLAN OF INGERSOLL-RAND COMPANY


     WHEREAS, Ingersoll-Rand Company, a New Jersey corporation, adopted the Management Incentive Unit Plan of Ingersoll-Rand Company (the "Plan"); and

     WHEREAS, the Plan has been amended from time to time;
and

     WHEREAS, Ingersoll-Rand Company reserved the right at any time and from time to time to amend the Plan in accordance with Section XV(b) of the Plan; and

     WHEREAS, Ingersoll-Rand Company, acting on authority of its Board of Directors and shareholders desires to amend the Plan.

     NOW, THEREFORE, the Plan shall be amended in the following respects effective as of the date hereof or such other dates as defined below:

     1. The definition of Common Stock in Section II(c) of the Plan is hereby amended and restated in its entirety as of the Effective Time to read as follows:

          "(c) `Common Stock' means the Class A common shares, par value $1.00 per share, of Ingersoll-Rand Company
Limited, a Bermuda company."

     2. Section II of the Plan is hereby amended to include the following definitions in proper alphabetical progression:

          "(g-1) `Effective Time' means the Effective Time as such term is defined in the Merger Agreement."

          "(h-1) `Merger Agreement' means that certain Agreement and Plan of Merger among the Company, Ingersoll-Rand Company Limited and IR Merger Corporation, dated as of October 31, 2001, pursuant to which the Company will become an indirect wholly-owned subsidiary of Ingersoll-Rand Company Limited."
     3. Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.

     IN WITNESS WHEREOF, Ingersoll-Rand Company has had its duly authorized representative sign this Amendment on December 31, 2001.

                         INGERSOLL-RAND COMPANY


                         By:  /S/
                              Ronald G. Heller
                              Vice President and Secretary